ASSIGNMENT OF COPYRIGHT OWNERSHIP - CANADA

     The undersigned, Lloyd OLSON, whose address is 5975 Selkirk Crescent, Prince George, British Columbia, V2N 2G9, being the author of copyright in the following work:

     Computer  Software  entitled  "Asphalt  Plant  Control  System"

does hereby in consideration of One ($1.00) Dollar and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby assign to:

NIEW  INDUSTRIES  LTD.
whose  address  is  5975  Selkirk  Crescent,  British  Columbia,  V2N  2G9

all  copyright  in  said  work.

     EXECUTED  at Prince George, British Columbia, this 19th day of April, 1999.

/s/  signed          /s/  Lloyd  Olson
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Witness               Lloyd  Olson